[Logo of                      USAA MUTUAL FUND, INC.
USAA Eagle            Aggressive Growth Fund, Growth Fund,
Appears Here]       Growth & Income Fund, Income Stock Fund,
                        Income Fund, Short-Term Bond Fund
                              and Money Market Fund

                         SUPPLEMENT DATED APRIL 1, 1997
                               TO THE PROSPECTUSES
                             DATED DECEMBER 1, 1996


On March 24, 1997, the Board of Directors approved the following change to the minimum investments stated under "Purchase of Shares":

The minimum initial investment has been changed to include a $500 initial investment for Uniform Gifts/Transfers to Minors Act (UGMA or UTMA) accounts. The option of opening an UGMA/UTMA account through the InveStart(R) program with a minimum initial investment of $100 will remain in effect for those who wish to invest automatically a minimum of $50 per month.


29896-0497